UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: March 31, 2017

Michael W. Stockton

International Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

International Growth and Income FundSM
Investment portfolio
March 31, 2017
unaudited
Common stocks 89.17% Financials 14.24%	Shares	Value (000)
Prudential PLC	9,453,572	$199,696
Banco Santander, SA	22,132,023	135,642
AIA Group Ltd.	18,914,600	119,258
AXA SA	4,301,200	111,295
National Australia Bank Ltd.	4,244,191	108,107
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	17,400,000	107,215
Toronto-Dominion Bank	1,783,000	89,307
HDFC Bank Ltd.[1]	2,396,694	54,116
HDFC Bank Ltd. (ADR)	453,707	34,128
Svenska Handelsbanken AB, Class A	5,707,000	78,274
ICICI Bank Ltd.	14,145,300	60,308
Indiabulls Housing Finance Ltd.	3,900,000	59,925
Fairfax Financial Holdings Ltd., subordinate voting	64,865	29,599
Fairfax Financial Holdings Ltd., subordinate voting (CAD denominated)	58,200	26,486
Credit Suisse Group AG	3,414,692	50,795
Sampo Oyj, Class A	1,054,500	50,015
Ping An Insurance (Group) Co. of China, Ltd., Class H	8,750,000	48,977
ABN AMRO Group NV, depository receipts	1,990,000	48,297
BNP Paribas SA	635,000	42,291
Shinsei Bank, Ltd.	21,669,000	39,901
ORIX Corp.	2,200,000	32,556
Suncorp Group Ltd.	3,000,000	30,277
Daiwa Securities Group Inc.	4,725,000	28,771
CYBG PLC (CDI)[2]	5,092,800	17,587
CYBG PLC[2]	1,580,000	5,495
Sberbank of Russia PJSC (ADR)	1,794,000	20,703
Industrial and Commercial Bank of China Ltd., Class H	26,600,000	17,388
Piraeus Bank SA2	241,543	44
		1,646,453
Consumer discretionary 10.53%
Sony Corp.	5,175,000	175,057
ProSiebenSat.1 Media SE	3,335,000	147,666
HUGO BOSS AG	1,769,298	129,123
MGM China Holdings Ltd.	60,772,800	126,683
Christian Dior SE	423,800	98,470
Wynn Macau, Ltd.	42,474,000	86,462
Paddy Power Betfair PLC	634,287	68,004
adidas AG	266,500	50,691
Cie. Financière Richemont SA, Class A	567,500	44,872
Kroton Educacional SA, ordinary nominative	9,600,000	40,723
Dixons Carphone PLC	9,036,000	35,956
Ryohin Keikaku Co., Ltd.	145,000	31,766
OPAP SA	3,042,048	28,364
SES SA, Class A (FDR)	1,190,000	27,681
Toyota Motor Corp.	507,000	27,515
Steinhoff International Holdings NV	5,000,000	24,147
International Growth and Income Fund — Page 1 of 9

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Hyundai Mobis Co., Ltd.	109,000	$23,441
Continental AG	97,000	21,265
Barratt Developments PLC	1,967,500	13,472
Sands China Ltd.	2,550,000	11,812
Pacific Textiles Holdings Ltd.	4,238,000	4,690
		1,217,860
Energy 9.35%
Royal Dutch Shell PLC, Class B	9,857,600	269,799
Royal Dutch Shell PLC, Class B (ADR)	180,000	10,049
Enbridge Inc. (CAD denominated)	5,449,155	228,276
TOTAL SA	2,904,135	146,898
Schlumberger Ltd.	1,210,000	94,501
Pembina Pipeline Corp.	2,981,591	94,480
Reliance Industries Ltd.[2]	3,879,000	78,906
LUKOIL Oil Co. PJSC (ADR)	1,305,000	69,113
Keyera Corp.	1,796,000	52,684
Coal India Ltd.	3,500,000	15,774
Peyto Exploration & Development Corp.	541,000	11,126
Gazprom PJSC (ADR)	2,085,000	9,320
		1,080,926
Information technology 9.26%
Taiwan Semiconductor Manufacturing Co., Ltd.	62,429,506	388,866
Nintendo Co., Ltd.	427,200	99,135
Vanguard International Semiconductor Corp.	50,975,000	97,103
Murata Manufacturing Co., Ltd.	667,000	94,871
AAC Technologies Holdings Inc.	7,917,000	92,653
Samsung Electronics Co., Ltd.	45,700	84,183
ASML Holding NV	412,500	54,743
ASM Pacific Technology Ltd.	3,757,100	51,100
Tech Mahindra Ltd.	5,402,500	38,201
Nokia Corp.	4,020,000	21,588
Quanta Computer Inc.	9,999,830	20,334
Tencent Holdings Ltd.	517,000	14,822
Alibaba Group Holding Ltd. (ADR)[2]	120,000	12,940
		1,070,539
Industrials 8.69%
Flughafen Zürich AG	617,000	131,513
BAE Systems PLC	13,690,000	110,203
Komatsu Ltd.	3,950,000	102,946
International Consolidated Airlines Group, SA (CDI)	14,485,000	96,004
Wolseley PLC	1,262,427	79,401
Mitsubishi Electric Corp.	5,405,000	77,533
Geberit AG	170,700	73,587
Ryanair Holdings PLC (ADR)[2]	672,529	55,807
Abertis Infraestructuras, SA, Class A, non-registered shares	3,428,418	55,227
Meggitt PLC	9,144,324	51,018
Airbus SE, non-registered shares	500,000	38,047
Toshiba Corp.[2]	13,500,000	29,273
ASSA ABLOY AB, Class B	1,320,000	27,149
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares	1,161,000	26,932
International Growth and Income Fund — Page 2 of 9

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
Grupo Aeroportuario del Pacífico SAB de CV	2,572,000	$25,019
Edenred SA	1,055,000	24,929
		1,004,588
Consumer staples 7.36%
British American Tobacco PLC	4,380,300	290,868
Nestlé SA	2,003,700	153,731
Kao Corp.	1,660,300	91,031
Booker Group PLC	26,353,000	64,517
Shoprite Holdings Ltd.	4,114,179	59,369
Associated British Foods PLC	1,650,000	53,873
Pernod Ricard SA	382,800	45,288
Coca-Cola European Partners PLC	1,090,000	41,082
Ambev SA	5,255,000	30,617
Wesfarmers Ltd.	589,620	20,303
		850,679
Telecommunication services 5.83%
Vodafone Group PLC	52,120,000	135,892
Mobile TeleSystems PJSC (ADR)	9,208,000	101,564
China Mobile Ltd.	7,275,000	79,616
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B	213,659,912	66,220
SoftBank Group Corp.	916,000	64,687
Deutsche Telekom AG	2,985,000	52,304
Orange	2,630,000	40,865
NTT DoCoMo, Inc.	1,590,000	37,026
TDC A/S	6,926,845	35,719
Telia Co. AB	6,285,000	26,366
HKT Trust and HKT Ltd., units	13,428,000	17,313
Hellenic Telecommunications Organization SA	1,822,300	17,107
		674,679
Utilities 5.78%
DONG Energy AS	2,959,930	114,134
Enel SPA	23,080,500	108,683
Northland Power Inc.	4,659,000	86,044
Rubis SCA	748,575	73,365
Infraestructura Energética Nova, SAB de CV	13,904,982	66,263
Power Assets Holdings Ltd.	6,589,500	56,810
CLP Holdings Ltd.	3,825,000	39,990
EDP - Energias de Portugal, SA	11,621,494	39,363
SSE PLC	1,824,601	33,742
Fortum Oyj	1,520,000	24,047
Cheung Kong Infrastructure Holdings Ltd.	1,797,000	14,105
National Grid PLC	931,956	11,834
		668,380
Materials 5.55%
Rio Tinto PLC	2,957,000	118,906
Koninklijke DSM NV	1,265,000	85,572
James Hardie Industries PLC (CDI)	5,265,000	82,742
Glencore PLC	19,061,856	74,788
Air Liquide SA1	437,139	49,945
Air Liquide SA, bonus shares[1]	201,025	22,968
Boral Ltd.	13,020,784	58,096
International Growth and Income Fund — Page 3 of 9

unaudited
Common stocks Materials (continued)	Shares	Value (000)
Asahi Kasei Corp.	4,700,000	$45,594
Vale SA, Class A, preferred nominative	4,080,000	36,765
Croda International PLC	641,296	28,636
Anhui Conch Cement Co. Ltd., Class H	8,117,000	27,574
Amcor Ltd.	860,000	9,895
		641,481
Health care 4.86%
AstraZeneca PLC	3,022,700	186,043
Hypermarcas SA, ordinary nominative	8,995,000	83,324
Bayer AG	624,500	71,985
Novo Nordisk A/S, Class B	1,702,775	58,480
Novartis AG	734,000	54,483
Sanofi	440,000	39,720
Fisher & Paykel Healthcare Corp. Ltd.	4,336,000	29,484
Roche Holding AG, non-registered shares, nonvoting	102,000	26,049
Sartorius AG, non-registered shares, nonvoting preferred	141,700	12,433
		562,001
Real estate 3.15%
Link REIT	17,712,152	124,098
Sun Hung Kai Properties Ltd.	7,222,005	106,125
Brookfield Property Partners LP	2,150,500	47,870
Fibra Uno Administración, SA de CV REIT	25,742,151	44,108
Longfor Properties Co. Ltd.	25,493,000	41,923
		364,124
Miscellaneous 4.57%
Other common stocks in initial period of acquisition		527,983
Total common stocks (cost: $8,951,812,000)		10,309,693
Preferred securities 0.27% Financials 0.27%
HSBC Holdings PLC, Series 2, 8.00%	1,162,795	30,756
Total preferred securities (cost: $30,265,000)		30,756
Rights & warrants 0.00% Financials 0.00%
Piraeus Bank SA, warrants, expire 2018[1,2]	8,630,614	—
Total rights & warrants (cost: $0)		—
Convertible bonds 0.48% Health care 0.35%	Principal amount (000)
Bayer AG, convertible notes, 5.625% 2019	€ 32,300	40,103
Financials 0.13%
Banco Bilbao Vizcaya Argentaria, SA, convertible notes, 7.00% (undated)	14,400	15,395
Total convertible bonds (cost: $54,265,000)		55,498
International Growth and Income Fund — Page 4 of 9

unaudited
Bonds, notes & other debt instruments 0.65% Corporate bonds & notes 0.28% Consumer discretionary 0.17%	Principal amount (000)	Value (000)
Myriad International Holdings 6.00% 2020[3]	$18,700	$20,200
Financials 0.11%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% 2049[3]	5,410	5,922
Société Générale, junior subordinated 6.999% 2049	€6,200	6,912
		12,834
Total corporate bonds & notes		33,034
Bonds & notes of governments outside the U.S. 0.24%
Buenos Aires (City of) 8.95% 2021[3,4]	$25,000	28,000
U.S. Treasury bonds & notes 0.13% U.S. Treasury 0.13%
U.S. Treasury 0.875% 2017[5]	14,775	14,776
Total U.S. Treasury bonds & notes		14,776
Total bonds, notes & other debt instruments (cost: $67,879,000)		75,810
Short-term securities 9.05%
BMW U.S. Capital LLC 0.76% due 4/25/2017[3]	20,700	20,688
Canadian Imperial Bank of Commerce 0.88% due 5/1/2017[3]	45,800	45,764
Fannie Mae 0.78% due 7/24/2017	64,500	64,339
Federal Home Loan Bank 0.70%–0.77% due 5/17/2017–6/5/2017	334,300	333,949
Gotham Funding Corp. 0.78%–0.82% due 4/5/2017–4/13/2017[3]	91,400	91,378
Liberty Street Funding Corp. 1.22% due 7/5/2017[3]	26,700	26,618
Mizuho Bank, Ltd. 0.78% due 4/24/2017[3]	99,700	99,644
Roche Holdings, Inc. 0.70% due 5/17/2017[3]	2,500	2,497
Sumitomo Mitsui Banking Corp. 1.06% due 4/17/2017[3]	3,500	3,499
Svenska Handelsbanken Inc. 0.92% due 5/24/2017[3]	27,200	27,167
Toronto-Dominion Holdings USA Inc. 0.75%–1.03% due 4/6/2017–6/22/2017[3]	172,400	172,165
Total Capital Canada Ltd. 0.99% due 6/8/2017[3]	35,100	35,036
U.S. Treasury Bills 0.70%–0.82% due 5/25/2017–9/7/2017	50,000	49,881
Victory Receivables Corp. 0.85%–1.02% due 4/4/2017–5/1/2017[3]	73,400	73,353
Total short-term securities (cost: $1,045,992,000)		1,045,978
Total investment securities 99.62% (cost: $10,150,213,000)		11,517,735
Other assets less liabilities 0.38%		43,658
Net assets 100.00%		$11,561,393
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
International Growth and Income Fund — Page 5 of 9

unaudited
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 3/31/2017 (000)
Purchases (000)	Sales (000)
USD4,082	JPY465,000	UBS AG	4/20/2017	$(99)
USD7,298	JPY836,200	Citibank	4/21/2017	(219)
USD4,072	JPY465,000	JPMorgan Chase	5/8/2017	(111)
USD12,462	AUD16,500	HSBC Bank	5/8/2017	(136)
USD7,127	JPY789,287	Bank of New York Mellon	5/10/2017	27
USD26,226	GBP21,000	JPMorgan Chase	5/10/2017	(109)
USD59,982	GBP48,000	Bank of America, N.A.	5/10/2017	(214)
USD10,492	JPY1,162,000	Bank of America, N.A.	5/24/2017	33
USD5,247	JPY600,000	Bank of America, N.A.	6/14/2017	(159)
				$(987)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $127,029,000, which represented 1.10% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $651,931,000, which represented 5.64% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $633,000, which represented less than .01% of the net assets of the fund.
International Growth and Income Fund — Page 6 of 9

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. The average month-end notional amount of open forward currency contracts while held was $173,085,000.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value
International Growth and Income Fund — Page 7 of 9

unaudited
decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2017 (dollars in thousands):
	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,592,337	$54,116	$—	$1,646,453
Consumer discretionary	1,217,860	—	—	1,217,860
Energy	1,080,926	—	—	1,080,926
Information technology	1,070,539	—	—	1,070,539
Industrials	1,004,588	—	—	1,004,588
Consumer staples	850,679	—	—	850,679
Telecommunication services	674,679	—	—	674,679
Utilities	668,380	—	—	668,380
Materials	568,568	72,913	—	641,481
Health care	562,001	—	—	562,001
Real estate	364,124	—	—	364,124
Miscellaneous	527,983	—	—	527,983
Preferred securities	30,756	—	—	30,756
Convertible bonds	—	55,498	—	55,498
Bonds, notes & other debt instruments	—	75,810	—	75,810
Short-term securities	—	1,045,978	—	1,045,978
Total	$10,213,420	$1,304,315	$—	$11,517,735

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$60	$—	$60
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,047)	—	(1,047)
Total	$—	$(987)	$—	$(987)
*	Securities with a value of $7,478,858,000, which represented 64.69% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.
International Growth and Income Fund — Page 8 of 9

unaudited
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$1,624,178
Gross unrealized depreciation on investment securities	(306,723)
Net unrealized appreciation on investment securities	1,317,455
Cost of investment securities	10,200,280

Key to abbreviations and symbols
ADR = American Depositary Receipts
AUD = Australian dollars
CAD = Canadian dollars
CDI = CREST Depository Interest
€ = Euros
FDR = Fiduciary Depositary Receipts
GBP = British pounds
JPY = Japanese yen
USD/$ = U.S. dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-034-0517O-S54162	International Growth and Income Fund — Page 9 of 9

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: May 26, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 26, 2017